UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 6, 2012

SELECT INCOME REIT

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-35442	45-4071747
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

(617) 796-8303

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                          Results of Operations and Financial Condition.

On August 6, 2012, Select Income REIT, or the Company, issued a press release setting forth the Company’s results of operations and financial condition for the quarter and six months ended June 30, 2012, and also provided certain supplemental operating and financial data for the quarter and six months ended June 30, 2012. Copies of the Company’s press release and supplemental operating and financial data are furnished as Exhibits 99.1 and 99.2 hereto, respectively.

Item 9.01.                                          Financial Statements and Exhibits.

(d)                                 Exhibits.

The Company hereby furnishes the following exhibits:

99.1                 Press Release dated August 6, 2012.

99.2                 Second Quarter 2012 Supplemental Operating and Financial Data.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ John C. Popeo
Name:	John C. Popeo
Title:	Treasurer and Chief Financial Officer

Date:  August 6, 2012